UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

SWIFT ENERGY COMPANY (Exact Name of Registrant as Specified in Charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100 Houston, Texas 77060 (Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on March 10, 2016, Swift Energy Company (the “Company”) filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) financing syndication procedures for its previously disclosed Debtor-in-Possession Credit Agreement entered into on January 6, 2016. On March 23, 2016, the Company filed with the Bankruptcy Court revised syndication procedures allowing for holders of rejection claims to participate in the DIP Credit Agreement financing pursuant to its terms and conditions. The revised financing syndication procedures are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Revised Syndication Procedures, dated March 23, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned duly authorized.

Date: March 24, 2016	Swift Energy Company
	By:	/s/ Alton D. Heckaman, Jr.
Alton D. Heckaman, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Revised Syndication Procedures, dated March 23, 2016.